Important Notice Regarding Change in

ETF Name, Index and Related Matters

SPDR® SERIES TRUST

SPDR® DB International Government Inflation-Protected Bond ETF

Supplement dated December 10, 2015 to the Prospectus and Statement of Additional Information (“SAI”) dated as of October 31, 2015, as supplemented

Pending the approval of the Board of Trustees of the SPDR® Series Trust (the “Board”), on or about February 15, 2016 (the “Effective Date”), the SPDR® DB International Government Inflation-Protected Bond ETF’s (the “Fund”) name and benchmark index will be changed as indicated in the table below. Accordingly, as of the Effective Date, all references to the Fund name and benchmark index in the Prospectus and SAI are hereby deleted and replaced as follows:

Current		New
ETF Name (Ticker)	Index	ETF Name (Ticker)	Index
SPDR DB International Government Inflation-Protected Bond ETF (WIP)	DB Global Government ex-US Inflation-Linked Bond Capped Index	SPDR Citi International Government Inflation-Protected Bond ETF (WIP)	Citi International Inflation-Linked Securities Select Index

Shareholders will be notified if the Fund’s Board does not approve such changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIPSUPP1